AMENDED AND RESTATED VOTING AGREEMENT by and between HERTZ GLOBAL HOLDINGS, INC. and CK AMARILLO LP Dated as of August 20, 2026

VOTING AGREEMENT THIS AMENDED AND RESTATED VOTING AGREEMENT, dated as of August 20, 2026 (this “Agreement”), is by and between HERTZ GLOBAL HOLDINGS, INC., a Delaware corporation (the “Company”), and CK AMARILLO LP, a Delaware limited partnership (“CK Amarillo”). This Agreement amends and restates the voting agreement between the Company and CK Amarillo dated March 19, 2025. Each of the Company and CK Amarillo is referred to herein individually as a “Party” and collectively as the “Parties.” WHEREAS, CK Amarillo Beneficially Owns shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”); and WHEREAS, the Parties desire to set forth certain agreements herein. NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the Parties hereby agree as follows: ARTICLE I VOTING OF VOTING SECURITIES Section 1.01 Voting Agreement. (a) On each matter brought to a vote at any annual or special meeting of the Company’s stockholders, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by consent of the Company’s stockholders in lieu of a meeting of stockholders, CK Amarillo shall vote or duly execute and deliver a stockholder consent with respect to, as applicable, all Voting Securities that are Beneficially Owned by CK Amarillo that, when taken together with all Voting Securities that are Beneficially Owned by any CK Amarillo Affiliate, are in excess of the Voting Cap Threshold (such Voting Securities in excess of the Voting Cap Threshold, the “Excess Voting Securities”) in the same proportion (in the good faith estimate of the Board as near as practicable (and prior) to such annual or special meeting or the effectiveness of such stockholder action by consent, as applicable) as all other votes cast or effective duly executed and delivered consents with respect to the applicable matter (such proportion determined (i) without taking into consideration, in determining such proportion, any Voting Securities that are not voted or with respect to which a “broker non-vote” is exercised or registered and (ii) without inclusion of the votes cast or consents delivered in respect of CK Amarillo or any CK Amarillo Affiliate. For the avoidance of doubt, nothing in this Agreement shall restrict in any way the voting of or exercise of the right to act by consent in lieu of a meeting of stockholders with respect to any Voting Securities that are not Excess Voting Securities (which Voting Securities CK Amarillo or any CK Amarillo Affiliate may vote or exercise the right to act by consent in lieu of a meeting of stockholders in its discretion). (b) The foregoing notwithstanding, CK Amarillo may request, on a confidential basis, that the Company waive in advance the requirements of Section 1.01(a) with respect to any specific vote of the Company’s stockholders such that CK Amarillo may vote the Excess Voting Securities in its discretion. Any such waiver, to the extent granted, shall serve as a waiver only with respect to the specific vote for which the waiver is sought and shall not otherwise relieve CK Amarillo of any of its obligations under Section 1.01(a) for any other vote. The approval of any

- 2 - such waiver may be provided on behalf of the Company by, and only by, the affirmative vote of a majority of the Independent Directors then in office or by any Company Independent Committee by the affirmative vote of a majority of the members of such Company Independent Committee (such vote, in either case, an “Independent Approval”). For the avoidance of doubt, CK Amarillo shall not act by written consent in lieu of a meeting of stockholders and no such waiver shall be granted to action by written consent in lieu of a meeting of stockholders. Section 1.02 Cooperation. (a) To the extent such information is not publicly disclosed, the Company shall promptly inform CK Amarillo not less frequently than monthly or promptly following the request by CK Amarillo, on a confidential basis, regarding any acquisitions of Voting Securities by the Company or any of its Subsidiaries. (b) To the extent such information is not publicly disclosed, CK Amarillo shall promptly inform the Company, on a confidential basis, regarding any acquisitions or dispositions of Voting Securities by CK Amarillo or by any CK Amarillo Affiliate. (c) In connection with fixing or causing to be fixed the record date for each meeting of stockholders of the Company or for determining the stockholders of the Company entitled to act by consent in lieu of a meeting of stockholders, as applicable, during the period that this Agreement is in effect, CK Amarillo shall, upon request by the Company, use reasonable best efforts to confirm with each CK Amarillo Affiliate, in each case as of such record date, the Beneficial Ownership of Voting Securities of such CK Amarillo Affiliate (the “Requested Information”). CK Amarillo shall promptly report the Requested Information (including, if applicable, any failures of a CK Amarillo Affiliate to respond) in writing to the Company, together with the Beneficial Ownership of Voting Securities of CK Amarillo as of such record date, and in any event no later than the tenth day following such record date. (d) The Company and CK Amarillo agree to keep confidential any Requested Information reported to the Company, except as required by Law. Section 1.03 Sale of Control. If CK Amarillo sells 50% or more of the total outstanding shares of common stock of the Company to a third-party purchaser (other than (a) in connection with a tender offer for shares of the Company’s common stock, (b) in connection with a merger of the Company in which all holders of common stock of the Company are generally entitled to receive the same consideration per share, or (c) in the open market) at a price above Market Price (as defined below), then CK Amarillo shall as soon as practicable cause to be delivered to the holders of common stock of the Company at the close of business on the date such shares of common stock of the Company were so sold (excluding CK Amarillo with respect to the shares of the common stock of the Company it did not sell in the event it did not sell all of the shares of common stock of the Company it holds, and excluding such third-party purchaser with respect to the shares of common stock of the Company purchased from CK Amarillo) an amount equal to (i) one minus the percentage (expressed as a decimal) of the outstanding shares so sold by CK Amarillo, multiplied by (ii) the amount by which the purchase price exceeds the Market Price on a per share basis, multiplied by (iii) the number of shares of

- 3 - common stock of the Company so sold. The Company shall cooperate with and provide such information reasonably requested by CK Amarillo to facilitate the distribution of such amount. As used herein, the term “Market Price” means the higher of (i) the closing price on the trading day of such sale or the trading day prior to such sale or (ii) the highest volume-weighted average price of the common stock of the Company calculated over any period of time, as selected by CK Amarillo in its sole discretion, within the 30 trading days immediately preceding such sale. ARTICLE II REPRESENTATIONS AND WARRANTIES Section 2.01 Representations and Warranties of the Company. The Company represents and warrants to CK Amarillo that: (a) the Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder; (b) the execution and delivery of this Agreement by the Company and the performance by the Company of its obligations hereunder have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or the performance by the Company of its obligations hereunder; (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, and, assuming this Agreement constitutes a valid and binding obligation of CK Amarillo, is enforceable against the Company in accordance with its terms (subject to the limitation of such enforcement by (i) the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other laws affecting or relating to creditors’ rights generally or (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at Law); and (d) none of the execution, delivery, and performance of this Agreement by the Company constitutes a breach or violation of or conflicts with the Company’s certificate of incorporation or bylaws or any material agreement to which the Company is a party. Section 2.02 Representations and Warranties of CK Amarillo. CK Amarillo represents and warrants to the Company that: (a) CK Amarillo is a limited partnership duly formed, validly existing and in good standing under the Laws of the State of Delaware and has all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder; (b) the execution and delivery of this Agreement by CK Amarillo and the performance by CK Amarillo of its obligations hereunder have been duly authorized by all necessary action on the part of CK Amarillo and no other actions or proceedings on the part of CK Amarillo are necessary to authorize this Agreement or the performance by CK Amarillo of its obligations hereunder; (c) this Agreement has been duly executed and delivered by CK Amarillo and constitutes a valid and binding obligation of CK Amarillo, and, assuming this Agreement constitutes a valid and binding obligation of the Company, is enforceable against CK Amarillo in accordance with its terms (subject to the limitation of such enforcement by (i) the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other laws affecting or relating to creditors’ rights generally or (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at Law); and (d) none of the execution, delivery, and performance of this Agreement by CK Amarillo constitutes a breach or violation of or conflicts with CK Amarillo’s

- 4 - limited partnership agreement or any constituent documents or any material agreement to which CK Amarillo is a party. ARTICLE III DEFINITIONS Section 3.01 Defined Terms. For purposes of this Agreement, the following terms shall have the following meanings: (a) “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes of this Agreement, “control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled by” and “under common control with” shall have correlative meanings. (b) “Agreement” shall have the meaning set forth in the preamble to this Agreement. (c) “Beneficial Ownership” or “Beneficially Own” shall have the meaning given such term in Rule 13d-3 under the Exchange Act as of the date hereof; provided that neither CK Amarillo nor any CK Amarillo Affiliate shall be deemed under this Agreement to Beneficially Own any Common Stock Beneficially Owned by the Company. (d) “Board” shall mean the Board of Directors of the Company. (e) “Business Day” shall mean any day other than a Saturday, a Sunday or any other day on which banks in New York, New York may, or are required to, remain closed. (f) “Chosen Courts” shall have the meaning set forth in Section 4.04. (g) “CK Amarillo Affiliate” shall mean any Affiliate of CK Amarillo, including (i) Certares Opportunities LLC, a Delaware limited liability company, (ii) Knighthead Capital Management, LLC, a Delaware limited liability company, and (iii) CK Amarillo GP, LLC, a Delaware limited liability company. (h) “Commission” shall mean the Securities and Exchange Commission. (i) “Common Stock” shall have the meaning set forth in the recitals to this Agreement. (j) “Company” shall have the meaning set forth in the preamble to this Agreement. (k) “Company Independent Committee” shall mean a committee of the Board composed solely of one or more of the Independent Directors serving on the Board at the applicable time. For the avoidance of doubt, a Company Independent Committee may be any committee of the Board composed solely of Independent Directors (such as the Audit Committee).

- 5 - (l) “Excess Voting Securities” shall have the meaning set forth in Section 1.01(a). (m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder. (n) “Governmental Authority” shall mean any supranational, national, federal, state, provincial county, local or municipal government, or other political subdivision thereof, or any court, tribunal or arbitral body and any entity exercising executive, legislative, judicial, regulatory, taxing, administrative, prosecutorial or arbitral functions of or pertaining to government, domestic or foreign, including, for the avoidance of doubt, the Commission and any stock exchange. (o) “Independent Approval” shall have the meaning set forth in Section 1.01(b). (p) “Independent Director” shall mean a member of the Board who is (i) designated as an “independent director” of the Company for purposes of applicable stock exchange rules and (ii) not affiliated with CK Amarillo, Certares Opportunities LLC, or Knighthead Capital Management, LLC. (q) “Law” shall mean all supranational, national, federal, state, provincial, county, local, municipal or other laws, statutes, ordinances, regulations and rules of any Governmental Authority (including the rules and regulations of the Commission and applicable stock exchange rules), and all judgments, orders, writs, awards, preliminary or permanent injunctions or decrees of any Governmental Authority. (r) “Litigation” shall have the meaning set forth in Section 4.04. (s) “Parties” shall have the meaning set forth in the preamble to this Agreement. (t) “Person” shall mean any individual, partnership, joint venture, corporation, limited liability company, trust, trustee, unincorporated organization, other entity, government or department or agency of a government. (u) “Repurchase Programs” shall mean the stock repurchase programs authorized by the Board on November 23, 2021 and June 14, 2022. (v) “Requested Information” shall have the meaning set forth in Section 1.02(c). (w) “Subsidiary” shall mean, as to any Person, any corporation or other Person at least a majority of the shares of stock or other ownership interests of which having general voting power under ordinary circumstances to elect a majority of the board of directors, managers or similar governing body of such corporation or other entity (irrespective of whether or not at the time stock or ownership interests of any other class or classes shall have or might have voting power by reason of the happening of any contingency) is, at the time as of which the determination is being made, owned by such Person, or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

- 6 - (x) “Voting Cap Threshold” shall mean the outstanding Voting Securities collectively constituting 45% of the total voting power of all of the outstanding Voting Securities of the Company on such matter as of the applicable record date. (y) “Voting Securities” shall mean, with respect to any matter to be voted on or stockholder action proposed to be taken by consent, (i) the Common Stock and (ii) any bonds, debentures, notes or other indebtedness or instruments or any other shares of capital stock or other voting or equity securities of or ownership interests in the Company that have the right to vote on such matter or act by stockholder consent with respect to such action, as applicable. ARTICLE IV MISCELLANEOUS Section 4.01 Notices. Any notices or other communications required or permitted under, or otherwise in connection with this Agreement, shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) upon transmission by electronic mail as evidenced by confirmation of transmission to the sender (but only if followed by transmittal of a copy thereof by (i) national overnight courier or (ii) hand delivery with receipt, in each case, for delivery by the second Business Day following such electronic mail or facsimile transmission), (c) on receipt after dispatch by registered or certified mail, postage prepaid and addressed, or (d) on the next Business Day if transmitted by national overnight courier, in each case as set forth to the parties as set forth below: if to the Company, to: Hertz Global Holdings, Inc. 8501 Williams Road Estero, FL 33928 Attention: Piero Bussani Email: [*] with a copy to: Davis Polk & Wardwell LLP 450 Lexington Avenue New York, NY 10017 Attention: Andrew Ditchfield Email: [*] if to CK Amarillo, to: Certares Management LLC 350 Madison Avenue, 8th Floor New York, NY 10017 Attention: Thomas LaMacchia Email: [*]

- 7 - and Knighthead Capital Management LLC 280 Park Avenue, 43rd Floor New York, NY 10017 Attention: Laura Torrado Email: [*] with a copy to: Clark Smith Villazor LLP 666 Third Avenue, 21st Floor New York, New York 10017 Attention: Christopher J. Clark Email: [*] or such other address, email address or facsimile number as such Party may hereafter specify by like notice to the other Parties hereto. Section 4.02 Amendments; No Waivers. (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by CK Amarillo and the Company, or in the case of a waiver, by CK Amarillo, if the waiver is to be effective against CK Amarillo, or by the Company, if the waiver is to be effective against the Company. Any amendment or waiver by the Company must be authorized by Independent Approval. (b) Any material amendment to this Agreement shall be disclosed by the Company in a Form 8-K and shall not become effective before 15 calendar days after the Company files such Form 8-K. (c) No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law. Section 4.03 Successors and Assigns; Parties in Interest. Neither this Agreement nor any of the rights or obligations under this Agreement shall be assigned, in whole or in part, by any Party without the prior written consent of the other Party (in the case of the Company, with such assignment or such consent to assignment being authorized by Independent Approval). Subject to the foregoing, the provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer any rights, remedies or causes of action under or by reason of this

- 8 - Agreement upon any Person other than the Parties and their respective successors and permitted assigns. Section 4.04 Governing Law; Consent to Jurisdiction. This Agreement shall be construed in accordance with and governed by the internal Laws of the State of Delaware, without giving effect to the principles of conflicts of laws. Each of the Parties hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, solely if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) (the “Chosen Courts”), for any action, proceeding or investigation in any court or before any Governmental Authority (“Litigation”) arising out of or relating to this Agreement and the matters contemplated hereby and further agrees that service of any process, summons, notice or document by U.S. mail to its address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the Parties hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the matters contemplated hereby in the Chosen Courts, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum. Each of the Parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any and all rights to trial by jury in connection with any Litigation arising out of or relating to this Agreement or the matters contemplated hereby. Section 4.05 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Section 4.06 Specific Performance. Each of the Parties acknowledges and agrees that the Parties’ respective remedies at law for a breach or threatened breach of any of the provisions of this Agreement would be inadequate and, in recognition of that fact, agree that, in the event of a breach or threatened breach by CK Amarillo, on the one hand, or the Company, on the other hand, of the provisions of this Agreement, in addition to any remedies at law, the Company and CK Amarillo, respectively, without posting any bond, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available. Section 4.07 Termination. This Agreement shall terminate and thereafter be of no further force and effect for all Parties at such time as (a) CK Amarillo and any CK Amarillo Affiliate, collectively, cease to Beneficially Own 45% or more of the Voting Securities then outstanding and (b) at the earlier to occur of: (i) the Company has expended all funds authorized pursuant to the Repurchase Programs or (ii) the Company has terminated the Repurchase Programs. Section 4.08 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided that the Parties shall negotiate in good faith to attempt to place the Parties in the same position as they would have been in had such provision not been held to be invalid, void or unenforceable.

- 9 - Section 4.09 Effective Time. This Agreement shall be effective as of the date first written above. Section 4.10 Entire Agreement. This Agreement embodies the complete agreement and understanding between the Parties with respect to the subject matter hereof. This Agreement supersedes and preempts any prior understandings, agreements or representations by or between the Parties, written or oral, that may have related to the subject matter hereof in any way. Section 4.11 No Third Party Beneficiaries. Nothing in this Agreement shall be construed as giving any Person, other than the Parties and their respective successors, legal representatives and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof. Section 4.12 Interpretation. References in this Agreement to Articles and Sections shall be deemed to be references to Articles and Sections of this Agreement, unless the context shall otherwise require. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of such agreement or instrument. Words in the singular shall be held to include the plural and vice versa. References to “written” or “in writing” include in electronic form. The word “or” shall not be exclusive. The phrase “to the extent” shall mean the degree to which a subject or other thing extends, and not merely “if.” Each of the Parties has participated in the negotiation and drafting of this Agreement and if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or burdening any party by virtue of the authorship of any of the provisions in this Agreement. A reference to any Person includes such Person’s successors and permitted assigns. Section 4.13 Headings. The titles of Articles and Sections of this Agreement are for convenience only and shall not be interpreted to limit or otherwise affect the provisions of this Agreement. [Signature Page Follows]

[Signature Page to Voting Agreement] IN WITNESS WHEREOF, the Parties have caused this Voting Agreement to be duly executed as of the day and year first above written. HERTZ GLOBAL HOLDINGS, INC. By: /s/ Piero Bussani Name: Piero Bussani Title: Executive Vice President, Chief Legal Officer and Corporate Secretary CK AMARILLO LP By: CK Amarillo GP, LLC, its general partner By: /s/ Tom LaMacchia__________________ Tom LaMacchia Authorized Signatory By: /s/ Laura Torrado____________________ Laura Torrado Authorized Signatory